EXHIBIT 23.12

                       CONSENT TO BE NAMED AS A DIRECTOR
                                      OF
                                 HOMEUSA, INC.

      The undersigned hereby consents to be named as a director of HomeUSA, Inc. (the "Company") in the Registration Statement on form S-1 to be filed by the Company with the Securities and Exchange Commission.

Dated: September 8,  1997



                                    By: /s/ THOMAS AMONETT

                                    Name: Thomas Amonett

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